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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-100157) and Form S-3 (No. 333-111245) of Kirkland's, Inc. of our report dated April 6, 2004 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

Memphis, Tennessee
April 14, 2004